SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 21, 1995

                         UNITED SERVICES ADVISORS, INC.
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             (Exact name of registrant as specified in its charter)

               Texas                     0-13928              74-1598370
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       (State of other juris-          (Commission           (IRS Employer
      diction of incorporation)        File Number)       Identification No.)

             7900 Callaghan Road, San Antonio, Texas         78229
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             (Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code:   210-308-1234

                                 Not Applicable
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          (Former name or former address, if changed since last report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

DECEMBER 21 SALE OF SECURITIES

     United Services Advisors, Inc. (the "Registrant" or "USAI") disposed of $47.25 million (par value) of government securities subject to reverse repurchase agreements on December 21, 1995 as discussed in Registrant's December 28, 1995 press release which is attached hereto as Exhibit 20(a) and incorporated herein by reference.

DECEMBER 28 MARLEAU, LEMIRE INC. TRANSACTION

     Registrant and Marleau, Lemire Inc. ("ML") closed a transaction on December 29, 1995 covering the issuance of preferred stock and the repurchase of convertible non-voting common stock and closely related items as discussed in Registrant's January 3, 1996 press release which is attached hereto as Exhibit 20(b) and incorporated herein by reference and as discussed below.

For consideration of $US 2,500,000 USAI repurchased 500,000 of ML's 1,000,000 Class B Common Shares ("B Shares") issued to ML by USAI pursuant to that certain Subscription and Purchase Agreement dated December 7, 1994 ("Purchase Agreement") between USAI, ML, Mr. Frank Holmes and F.E. Holmes Organization, Inc. ("Holmes"). Further, USAI exchanged 1,000,000 shares of its Preferred Class ("Preferred") for ML's remaining 500,000 B Shares and the following consideration. Simultaneous with the completion of these two events the 1 million purchase warrants issued to ML pursuant to the Purchase Agreement and the option provided for in the subordinated debenture for ML to convert the remaining balance of its subordinated debenture into Preferred stock were canceled in their entirety. USAI agreed to commence work in January 1996 on a registration statement on Form S-3 to be filed with the SEC so that ML will have free trading shares.

The December 29, 1995 transaction also provided for:

1. The Purchase Agreement, the Shareholder's Agreement and the Employment and Non-competition Agreement, all dated December 7, 1994, were canceled in their entirety;

2. Messrs. Hubert Marleau and Richard Renaud are to resign from USAI's Board of Directors and Frank E. Holmes is to resign from ML's Board of Directors;

3.   Approval of the respective Board of Directors of USAI and ML;

4. Reclassification and sale of certain Government Notes (Cusip 3133883Q1 par value $37,250,000 and Cusip 313311W81 par value $10,000,000);

5. Beginning January 15, 1996 and for every month thereafter, USAI will commit to prepay $50,000 per month toward the principal balance outstanding in accordance with the prepayment clause set forth in that certain Subordinated Debenture Agreement amended December 7, 1994 ("Debenture");

6. Reclassification as available-for-sale a certain Government Note (Cusip 313388X88 par value $16,550,000) which will generate upon sale and/or prepayment approximately $959,000 as principal repayment under the Debenture;

7. The Debenture shall be amended to provide that in the event voting control of USAI changes, the balance owing ML under the Debenture shall become due and payable prior to closing on the change of control and the registration statement covering ML's 1,000,000 shares shall be declared effective by the SEC prior to said closing;

8. ML undertakes to transfer immediately the assets and the management contract(s) of ML's Small Cap Fund from ML to United Services Advisors Canada, Inc. (or one of its designated subsidiaries) ("USACI"), subject to regulatory and shareholder approvals. All revenues generated by ML's Small Cap Fund effective January 1, 1996, whether the assets and the management contracts have been transferred or not, will become the revenue of USACI;

9. USAI agrees to bear up to the next $Cdn. 250,000 in costs with respect to ML's and USAI's joint venture, USACI.

10. Upon the transfer of any monies by USAI to ML, the purpose of which is for USAI to acquire from ML any Class B Common Shares or Preferred Shares or any warrants or options to convert into any Class of Shares then authorized and issued by USAI; any certificate, document, letter, writing or any understanding evidencing ownership by ML or any affiliate will be deemed to be and will be canceled. ML will forward to USAI all USAI stock certificates, warrants and other such documents and agreements simultaneous with the transfer of monies to ML. It is understood that the 72,720 Class A Common Shares held by ML are not subject to this paragraph 10; and

11. Subject to paragraph 10, the requirement that Mr. Holmes exchange 177,280 Class A Common Shares for 133,551 Shares (consolidated shares based on 1 new for 3 old) of ML pursuant to the terms and conditions of the Purchase and Shareholders Agreement dated December 7, 1994 will be canceled in its entirety.

All the foregoing is subject to general market conditions and the absence of any material adverse conditions or changes to USAI.

ITEM 7.  FINANCIAL STATEMENTS, INFORMATION AND EXHIBITS.

     (b) Proforma financial information: Unaudited Consolidated Balance Sheet and Statement of Operations of Registrant at September 30, 1995.

     (c)  Exhibits.

          20(a)December  28,  1995  Press  Release  which  is   incorporated  by
               reference into Registrant's Current Report on Form 8-K.

          20(b)January 3, 1996 Press Release which is incorporated by reference into Registrant's Current Report on Form 8-K.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       UNITED SERVICES ADVISORS, INC.

                                       By: /s/ Jane K. Hatton
                                       -----------------------------------------
                                       JANE K. HATTON
                                       Vice President, Chief Financial Officer

Dated:   January 4, 1996

                                  EXHIBIT INDEX
                                                                 SEQUENTIALLY
EXHIBIT                                                            NUMBERED
NUMBER                      EXHIBIT                                  PAGE

 ---              Proforma Financial Information                       5

20(a)             December 29, 1995 Press Release which is             8
                  incorporated by reference into Registrant's
                  Current Report on Form 8-K

20(b)             January 3, 1996 Press Release which is              10
                  incorporated by reference into Registrant's
                  Current Report on Form 8-K

                         PROFORMA FINANCIAL INFORMATION

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                                                        UNITED SERVICES ADVISORS,INC.
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                                                        UNAUDITED             PRO FORMA             PRO FORMA
          CONSOLIDATED BALANCE SHEET                      AS OF              ADJUSTMENTS           ADJUSTMENTS            PRO FORMA
                                                     SEPTEMBER 30, 1995    DECEMBER 21, 1995     DECEMBER 29, 1995          RESULTS
------------------------------------------------------------------------------------------------------------------------------------
 CURRENT ASSETS
   CASH & INTEREST BEARING DEPOSITS ............          2,069,161          1,147,577 (1)        (2,500,000)(2)            716,738
   TRADING SECURITIES ..........................          2,178,436                  0                     0              2,178,436
   RECEIVABLES .................................          2,147,763            (91,397)(1)                 0              2,056,366
   PREPAID EXPENSES ............................            473,509                  0                     0                473,509
   DEFERRED TAX ASSET ..........................                  0           (571,530)(1)            10,963 (3)           (560,567)
                                                        -----------        -----------            ----------             ----------

TOTAL CURRENT ASSETS ...........................          6,868,869            484,650            (2,489,037)             4,864,482

  NET FIXED ASSETS .............................          2,573,389                  0                     0              2,573,389

  GOVERNMENT SECURITIES ........................        113,785,240        (45,138,064)(1)           (32,245)(2)         68,614,931
  RESTRICTED CASH AND INVESTMENTS ..............            661,856                  0                     0                661,856
  RECEIVABLES ..................................            281,128                  0                     0                281,128
  DEFERRED TAX ASSET ...........................          2,262,304                  0                     0              2,262,304
  RESIDUAL EQUITY INTEREST .....................            217,861                  0                     0                217,861
  INVESTMENT IN JOINT VENTURE ..................            557,933                  0                     0                557,933
  AVAILABLE-FOR-SALE  SECURITIES ...............          1,319,371                  0                     0              1,319,371
  OTHER LONG-TERM ASSETS .......................             68,793                  0                     0                 68,793
  TOTAL OTHER ASSETS ...........................        119,154,486        (45,138,064)              (32,245)            73,984,177
                                                        -----------        -----------            ----------             ----------
TOTAL ASSETS ...................................        128,596,744        (44,653,414)           (2,521,282)            81,422,048
                                                        ===========        ===========            ==========             ==========
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                                                         UNAUDITED              PRO FORMA              PRO FORMA
CONSOLIDATED BALANCE SHEET                                 AS OF               ADJUSTMENTS            ADJUSTMENTS         PRO FORMA
                                                      SEPTEMBER 30, 1995    DECEMBER 21, 1995      DECEMBER 29, 1995       RESULTS
------------------------------------------------------------------------------------------------------------------------------------
 CURRENT LIABILITIES
  ACCRUED EXPENSES AND OTHER ...................          1,351,457           (615,167)(1)                 0                736,290
  DEFERRED TAX LIABILITY .......................            153,423                  0                     0                153,423
  SECURITIES SOLD UNDER AGMT TO REPURCHASE .....        112,307,387        (44,519,375)(1)                 0             67,788,012
                                                        -----------        -----------            ----------             ----------
  TOTAL CURRENT LIABILITIES ....................        113,812,267        (45,134,542)                    0             68,677,725

  NOTES PAYABLE-L/T ............................          1,291,760                  0                     0              1,291,760
  SUBORDINATED DEBENTURE .......................          4,534,212           (334,196)(1)                 0              4,200,016
  ANNUITY OBLIGATION & LONG TERM LEASES ........            161,452                  0                     0                161,452
                                                        -----------        -----------            ----------             ----------
  TOTAL LONG-TERM LIABILITIES ..................          5,987,424           (334,196)                    0              5,653,228

TOTAL LIABILITIES ..............................        119,799,691        (45,468,738)                    0             74,330,953
                                                        -----------        -----------            ----------             ----------
SHAREHOLDERS EQUITY
  PREFERRED STOCK @ PAR ........................            253,575                  0                50,000 (2)            303,575
  COMMON STOCK @ PAR ...........................             78,539                  0               (50,000)(2)             28,539
  ADDITIONAL PAID IN CAPITAL ...................         12,835,084                  0            (2,500,000)(2)         10,335,084
  TREASURY STOCK ...............................           (274,123)                 0                     0               (274,123)
  NET UNREALIZED HOLDING GAIN ..................            158,715                  0                     0                158,715
  RETAINED EARNINGS (DEFICIT) ..................         (4,254,737)           815,324               (21,282)(3)         (3,460,695)
                                                        -----------        -----------            ----------             ----------
TOTAL SHAREHOLDERS EQUITY ......................          8,797,053            815,324 (1)        (2,521,282)             7,091,095

TOTAL LIABILITIES & SHLDR. EQUITY ..............        128,596,744        (44,653,414)           (2,521,282)            81,422,048
                                                        ===========        ===========            ==========             ==========

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

(1) See Exhibit 20(a) to this Form 8K for a detailed description of the transaction.

(2) See Item 2 and Exhibit 20(b) to this Form 8K for a detailed description of the transaction.

(3) A $16.55 million par value government note was reclassified from the held-to-maturity category to the available-for-sale category pusuant to the FASB Special Report on SFAS 115. This amount represents the accretion to par, along with the related tax effect, that was taken during the period as allowed for held-to-maturity securities which is now not taken when the security is classified as available-for-sale.

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                                                        UNITED SERVICES ADVISORS,INC.
                                                        CONSOLIDATED INCOME STATEMENT
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                                                             UNAUDITED           PRO FORMA            PRO FORMA
                   REVENUES                                QUARTER ENDED        ADJUSTMENTS          ADJUSTMENTS           PRO FORMA
                                                        SEPTEMBER 30, 1995    DECEMBER 21, 1995    DECEMBER 29, 1995       RESULTS
------------------------------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES (NET) ...............................         1,406,082                  0                   0             1,406,082
NET TRANSFER AGENCY FEES ............................           758,453                  0                   0               758,453
INVESTMENT INCOME ...................................           582,530          1,534,102 (1)               0             2,116,632
OTHER FEES AND INCOME ...............................           390,037                  0                   0               390,037
GOVERNMENT SECURITY INTEREST INCOME .................         1,354,513           (542,902)(1)               0               811,611
GOVERNMENT SECURITY ACCRETION TO PAR ................           524,880           (298,116)(1)         (32,245)(3)           194,519
                                                              ---------            -------             --------            ---------
TOTAL REVENUE .......................................         5,016,495            693,084             (32,245)            5,677,334
                                                              =========            =======             ========            =========

------------------------------------------------------------------------------------------------------------------------------------
                                                             UNAUDITED           PRO FORMA           PRO FORMA
                       EXPENSES                            QUARTER ENDED        ADJUSTMENTS          ADJUSTMENTS           PRO FORMA
                                                         SEPTEMBER 30, 1995  DECEMBER 21, 1995   DECEMBER 29, 1995          RESULTS
------------------------------------------------------------------------------------------------------------------------------------
TOTAL GENERAL & ADMINISTRATIVE ......................        2,513,239                   0                   0             2,513,239
DEPRECIATION & AMORTIZATION .........................          120,474                   0                   0               120,474
INTEREST & FINANCE CHARGES ..........................           34,132                   0                   0                34,132
INTEREST EXPENSE - SEC SOLD TO REPURCHASE ...........        1,733,832            (687,086)(1)               0             1,046,746
INTEREST EXPENSE - SUBORDINATED DEBENTURE ...........           90,684              (6,684)(1)               0                84,000
                                                             ---------            --------             --------            ---------

TOTAL EXPENSES ......................................        4,492,361            (693,770)                  0             3,798,591

FEDERAL TAXES .......................................          218,644             571,530 (1)         (10,963)(3)           779,211

NET INCOME (LOSS) ...................................          305,490             815,324             (21,282)            1,099,532
                                                             =========            ========             ========            =========
------------------------------------------------------------------------------------------------------------------------------------

PRO FORMA EARNINGS PER SHARE AFTER TAX
Primary & Fully Diluted                                        $    0.05           $    0.12           $    0.00           $    0.17
                                                               ---------           ---------           ---------           ---------
WEIGHTED AVERAGE SHARES OUTSTANDING
Primary                                                        6,611,599           6,611,599           6,611,599           6,611,599
Fully Diluted                                                  6,611,599           6,611,599           6,611,599           6,611,599


(1) See Exhibit 20(a) to this Form 8K for a detailed description of the transaction.

(3) A $16.55 million par value government note was reclassified from the held-to-maturity category to the available-for-sale category pusuant to the FASB Special Report on SFAS 115. This amount represents the accretion to par, along with the related tax effect, that was taken during the period as allowed for held-to-maturity securities which is now not taken when the security is classified as available-for-sale.


                                  EXHIBIT 20(a)

                                  NEWS RELEASE

For additional information contact:                              Frank E. Holmes
                                                                        Chairman
For Immediate Release:                                            (210) 308-1234

                    UNITED SERVICES REDUCES DEBT DRAMATICALLY

San Antonio, Texas -- December 28, 1995. United Services Advisors, Inc. ("USAI") today announced that it has reduced its investment in government notes ("Notes") by selling an additional $47.25 million (par value) in open market transactions. These transactions strengthen the Company's balance sheet and improve its financial ratios and cash flow. Going forward, the Company is expected to save approximately $560,000 in annual interest costs on debt that was used to finance the Notes. To date, USAI has reduced its investment in the Notes by approximately 46%.

These transactions resulted in the Company recording a net realized gain in excess of $1.0 million before tax ($.15 per share) which it will recognize during the second quarter of fiscal 1996.

Frank Holmes, Chairman, said, "We are pleased that market conditions allowed USAI to accelerate the reduction of its debt, lower its future interest costs and most importantly increase its cash flow."

USAI is a public company based in San Antonio, Texas. USAI and its subsidiaries manage approximately $1.5 billion in mutual fund and trust assets. The Company's stock is traded in the NASDAQ Stock Market. (Symbol USVSP)

                                  EXHIBIT 20(b)

                                  NEWS RELEASE
For additional information contact:                              Frank E. Holmes
                                                                        Chairman
For Immediate Release:                                            (210) 308-1234

              UNITED SERVICES STRIKES NEW DEAL WITH MARLEAU, LEMIRE

San Antonio, Texas -- January 3, 1996. United Services Advisors, Inc. ("USAI" or the "Company") announced that on December 29, 1995 an agreement was reached with Marleau, Lemire Inc. ("ML"), a major shareholder of the Company, pursuant to which:

1. ML will no longer have a right to put its one million shares of Class B Common Stock back to the Company at its original purchase price of $5,000,000 for debt;

2. the Company eliminates any future interest costs it might have borne had ML converted its investment to debt; and

3. remaining shareholders will benefit as a result of cancellation of ML's warrants and options to acquire additional shares, thereby significantly reducing future dilution by approximately 1.65 million shares (25%).

In connection with this transaction, ML received $2,500,000 cash and 1 million shares of Preferred Stock in exchange for ML (1) cancelling 1 million shares of USAI's Class B Common Shares, (2) cancelling warrants giving ML the right to acquire 1 million shares of USAI's voting Class A Common Stock or Preferred Stock, (3) cancelling the option to convert the remaining balance of its subordinated debenture into approximately 648,000 shares of USAI's Preferred Stock, and (4) cancelling other rights under the December 1994 agreements relating to ML's original purchase, including its right to obtain voting control of USAI.

Further, the agreement calling for ML to exchange 133,551 of its shares for 177,280 shares of Class A common stock held by Frank Holmes and F. E. Holmes Organization, Inc. has been cancelled.

Frank Holmes, Chairman, stated: "The transaction is part of our continuing effort to simplify and strengthen our balance sheet, to reduce dilution and to reduce debt. In addition, the Company plans to accelerate the reduction of the ML debt. Specifically, we expect to further reduce said debt by approximately $50,000 per month or, $600,000 during the next 12 months.

Additionally, Messrs. Hubert Marleau, Chairman and CEO of ML, and Richard J. Renaud, a Director of ML, have resigned from the Board of Directors of USAI; and, Mr. Frank E. Holmes, Chairman of USAI, has resigned from the Board of ML.

Both USAI and ML will actively continue to grow United Services Advisors Canada, Inc., their Canadian based joint venture.

USAI is a public company based in San Antonio, Texas. USAI and its subsidiaries manage approximately $1.5 billion in mutual fund and trust assets. The Company's stock is traded in the NASDAQ Stock Market. (Symbol USVSP)

                                     - 11 -